                                                                 Exhibit 10.12

[Logo of IDP]


                        Authorized ADP Schedule Pricelist
                      FSC Group 70, Part I, Sections B & C

GENERAL PURPOSE COMMERCIAL AUTOMATIC DATA PROCESSING EQUIPMENT, END USER COMPUTERS (NORMALLY MICROCOMPUTERS) AND EQUIPMENT USED PRIMARILY OFF-LINE, AND SOFTWARE

Applicable special Item Numbers:
--------------------------------
Special Item Number 132-8 Purchase of Hardware
Special Item Number 132-18 Repair Service
Special Item Number 132-19 Repair Parts


FSC Classes and Category Codes
------------------------------
Hardware                                                         Category Code
--------                                                         -------------
FSC Class 7010-0001 End User Computers .........................       G
FMC Class 7010-0003 Laptop, Portable and Notebook Computers ....       H
FSC Class 7025-0004 Printers (ADP) .............................       A
FMC CLASS 7025-0006-Local Area Network Equipment and Accessories       J
FMC CLASS 7025-0010 Other ADP Input/Output and Storage Devices .       C
FSC CLASS 7025-0011 Modems and Multiplexers ....................       D
FSC CLASS 7035-0001 ADP Support Equipment ......................       E
FSC CLASS 7050-0001 ADP Boards .................................       F

Software:
---------
FSC Class 7030-0001 Operating System Software ..................       O


                 International Data Products, Corporation (IDP)
                               20 Firstfield Road
                        Gaithersburg, Maryland 20878-1793
                          Telephone Number 301-590-8100

Contract Number:   _________________________________________
Period covered by Contract:  __________________________________

                         General Services Administration
                             Federal Supply Service

Products and ordering information in this Authorized ADP Schedule Pricelist is also available on the GSA Advantage system. Agencies can browse GSA andvantage by accessing GSA's Home Page via Internet at www.gsa.gov.

                                TABLE OF CONTENTS

Information for Ordering Offices ............................................   0-3

Terms and Conditions Applicable to (SIN 132-8, 132-18, 132-19) ..............   3-3

Terms and Conditions Applicable to Purchase (SIN 132-8) .....................   3-4

Terms and Conditions Applicable to Repair (SIN-132-18) and Parts (Sin 132-19)   4-6


Attachment AA: OCONUS On-Site Service Location

Attachment BB: Points of Production


                        Information for Ordering Offices

1. Geographic Scope of Contract: The geographic scope of this contract is the 48 contiguous states, the District of Columbia, Elmendorf AFB and Eileson AFB, Alaska, and Oahu, Hawaii.

2. Contractor's Ordering Address and Payment Address:

         International Data Products, Corporation
         20 Firstfield Road
         Gaithersburg, Maryland 20878-1793

Government Commercial Credit Cards will be acceptable for payment. In addition, bank account information for wire transfer payments will be shown on the invoice.

Below are the telephone numbers that can be used by ordering agencies to obtain technical and/or ordering assistance.

Technical Support
301-590-8100 Extension 7299
Sales/Orders
301-590-8100 (Receptionist to direct appropriate GSA Account Manager)

3. Reserved

4. Statistical Data for Government Ordering Office Completion of Standard Form 279:

         Block 9:  G Order/Modification under Federal Schedule
         Block 16  Contractor Establishment Code (DUNS) #103934774
         Block 30. Type of Contractor- A Small Disadvantaged Business
         Block 31. Women Owned Small Business -No.
         Block 34  RESERVED
         Block 36. Contractor's Taxpayer Identification Number (TIN)-#521328445

4a. Cage Code: 45815

5. FOB Destination for all CONUS locations and OCONUS APO addresses. For all other OCONUS locations, shipping charges may apply outside the scope of the contract. Please contact your account manager at (301) 590-8100.

6. COMMERCIAL DELIVERY SCHEDULE (MULTIPLE AWARD SCHEDULES)

(a) TIME OF DELIVERY. The contractor shall deliver to destination within the number of calendar days after receipt of order (ARO), as set forth below. Offerors shall insert in the "Time of Delivery" (days ARO)" column in the Schedule of Items a definite number of calendar days within which delivery will be made. In no case shall the offered delivery time exceed the contractor's normal commercial practice.


ITEMS or GROUPS OF ITEMS            DELIVERY TIME
(SIN or Nomenclature)               (DAYS ARO)
-----------------------             -------------
      132-8                          30 Days ARO



(b) (EXPEDITED DELIVERY TIMES. For those items that can be delivered quicker than the delivery times in paragraph (a), the offeror is requested to insert below, a time (hours/days ARO) that delivery can be made when expedited delivery is requested.


ITEMS or GROUPS OF ITEMS            DELIVERY TIME
(SIN or Nomenclature)               (DAYS ARO)
-----------------------             -------------
      132-8                          30 Days ARO



(c) OVERNIGHT AND 2-DAY DELIVERY TIMES. IDP may be able to deliver product via overnight/day delivery upon verbal confirmation with an IDP GSA Account Manager. The charge will be a minimum fee of $20.00 or 1% of the total GSA order for next day delivery and a fee of $15.00 or 1% of the GSA order for Two Day delivery, whichever is greater. The minimum dollar value for express delivery of the order cannot be less than $1500.00 unless mutually agreed upon between the ordering office and the GSA Account Manager.

(d) URGENT REQUIREMENTS. When the Federal Supply Schedule contract delivery period does not meet the bona fide urgent delivery requirements of an ordering agency, agencies are encouraged, if time permits, to contact the contractor for the purpose of obtaining accelerated delivery. The contractor shall reply to the inquiry within 3 workdays after receipt. (Telephonic replies shall be confirmed by the contractor in writing.) If the contractor offers an accelerated delivery time acceptable to the ordering agency, any order(s) placed pursuant to the agreed upon accelerated delivery time frame shall be delivered within this shorter delivery time and in accordance with all other terms and conditions of the contract.

7. Discounts: The prices are net and discounts have been deducted.

         a. Prompt Payment: 1/2%-Net 20 days from receipt of invoice or date of acceptance, whichever is later.

         b. Quantity-NO

         c. Dollar Value-YES, The following discount structure will be implemented for all IDP desktops and notebooks:

                                                         DISCOUNT OFF OF IDP'S COMMERCIAL
                                    DOLLAR VALUE                  PRICE LIST
                                    ------------         --------------------------------
                           $50,000-$149,999 ...........             41%
                           $150,000-$499,999 ..........             43%
                           $500,000-$2,999,999 ........             44%
                           $3,000,000-AND up ..........             45%


         d. Governmental Educational Institutions- They are offered the same discount as all other Government customers.

         e. Discount for use of Government Commercial Credit Card- NO

         f. Other- NONE

8. Production Points and Statements Concerning Foreign Produced Items

More than one production point exists for delivery under this schedule contract. Please refer to Attachment BB.

9. Export Packaging: All products shipped to OCONUS locations will be packaged according to Industry Standard's Export Guidelines.

10. Small Requirements. The minimum order dollar value of orders to be issued is $50.00.

11. Maximum order: (all dollar amounts are exclusive of any discount for prompt payment)

         (b) Special Items Number 132-8- Purchase of Hardware

                  The maximum dollar value per order will be $500,000 for all hardware products.

         (c) Special Items Number 132-19- Repair Parts

                  The maximum dollar value per order will be $10,000.

         Note: Maximum Order do not apply to Special Items Numbers 132-12 Maintenance of Equipment, 132-18 repair Service, or 132-34 Maintenance of Software. The contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 5 days after issuance, with written notice stating the contractors' intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplied or services from another source.

11b. Orders that exceed the Maximum Order (I-FSS-125) (AUG 1995) (a) In accordance with FAR 8.404 there may be circumstances where an ordering activity finds it advantageous to request a price reduction such as where quantity of an individual order clearly indicates the potential for obtaining a reduced price.

To assist the customer agencies to determine when they should seek a price decrease a level called a maximum order has been established under the contract. When an agency order exceeds this amount it is recommended that the ordering activity contact the contractor for a reduced price.

(b) Contractor may:

         (1) Offer a new lower price for this requirement (the Price Reduction Clause is not applicable to orders placed over the Maximum order in FAR 52.216-19.)

         (2)      offer the lowest price available under the contract; or

         (3) decline the order, orders must be returned in accordance with FAR 52-216-19.

(c) A delivery order for quantities that exceed the maximum order may be placed with the contractor selected in accordance with FAR 8.404. The order will be placed under the current contract.

(d) Sales for orders that exceed the Maximum Order shall be reported in accordance with GAR 552.238-72.

12. FEDERAL ADP/TELECOMMUNICATION STANDARDS REQUIREMENTS: Federal departments and agencies acquiring products from this Schedule must comply with the provisions of the Federal Standards Program, as appropriate (reference: NIST Federal Standards Index). Inquiries to determine whether or not specific products listed herein comply with Federal Information Processing Standards
(FIPS) or Federal Telecommunication Standards (FED-STDS), which are cited by ordering offices, shall be responded to promptly by the Contractor.

12.1 FEDERAL INFORMATION PROCESSING STANDARDS PUBLICATIONS (FIPS PUBS): ADP products under this Schedule that do not conform to Federal Information Processing Standards (FIPS) should not be acquired unless a waiver has been granted in accordance with the applicable "FIPS Publication". Federal Information Processing Standards Publications (FIPS PUBS) are issued by the U.S. Department of Commerce, National Institute of Standards Technology (NIST), pursuant National Security Act. Information concerning their availability and applicability should be obtained from the National Technical Information Service (NTIS), 5285 Port royal Road, Springfield, Virginia, 22161. FIPS PUBS include voluntary standards when these are adopted for Federal use. Individual orders for FIPS PUBS should be referred to the NTIS Sales Office and orders for subscription service should be referred to the NTIS Subscription Officer both at the above address, or telephone number (703) 487-4650.

12.2 FEDERAL TELECOMMUNICATION STANDARDS (FED-STD): Telecommunication products under this Schedule that do not conform to Federal Telecommunication Standards (FED-STDS) should not be acquired unless a waiver has been granted in accordance with the applicable "FED-STD". Federal Telecommunications Standards are issued by the U.S. Department of Commerce, National Institute of Standards and Technology (NIST), pursuant to National Security Act. Ordering information and information concerning the availability of FED-STDS should be obtained from the GSA Specification Sales Office, Room 6654 7th and D Streets, SW, Washington DC 20407, telephone number (202) 708-9205. Please include a self addressed mailing label when requesting information by mail. Information concerning their applicability can be obtained by writing or calling the U.S. Department of Commerce, National Institute of Standards and Technology, Gaithersburg, MD 20899, telephone number 301/975-2833.

13. SECURITY REQUIREMENTS. In the event security requirements are necessary, the ordering activities may incorporate, in their delivery order(s) a security clause in accordance with current laws, regulations and individual agency policy; however, the burden of administering the security requirements shall be with the ordering agency. If any costs are incurred as a result of the inclusion of security requirements, such costs will be negotiated with the Schedule Contractor on an open market basis outside the scope of the contract.

14. CONTRACT ADMINISTRATION FOR ORDERING OFFICES: Any ordering office, with respect to any one or more delivery orders placed by it under this contract, may exercise the same rights of termination as might the GSA Contracting Officer under provisions of FAR 52.249-1, 52.249-2, and 52.249-8.

15. GSA Advantage! (formerly the SO ITS on-line Schedule System)

The GSA Advantage! is an on-line, interactive electronic information and ordering system that provides on-line access to vendor's schedule price lists with ordering information, terms and conditions, and up-to-date pricing that will aid Schedule users in acquisitions. The GSA Advantage! Will allow the user to:

         a. Search by Vendor's Name or Contract Number to view or download the vendor's complete GSA-approved pricelist with terms, conditions, and up-to-date pricing.

         b. Perform various searches across all contracts including, but not limited to:

                  (1).Manufacturer

                  (2)Manufacturer's Part Number; and

                  (3)Product Category (ies).

         Agencies can browse GSA Advantage! By accessing the Internet World Wide Web utilizing a browser (ex. Netscape). The Internet address is http://www.gsa.gov.

16. Use of Group 70 Schedules Contracts. In accordance with far 8.404:

a. Ordering activities can place orders of $2500 or less with any GSA Federal Supply Schedule contractor. GSA has already determined the prices of items under these contracts to be fair and reasonable.

b. To reasonably ensure that a selection represents the best value and meets the agency's needs at the lowest overall cost, before placing an order of more than $2500, an ordering activity should--

(1) Consider reasonably available information about products offered under Multiple Award Schedule (MAS) contracts; this standards is met if the ordering activity does the following:

         (i) Considers products and prices contained in any GSA, MAS automated information system (e.g. GSA
                  Advantage!); or
         (ii) If automated information is not available, reviews at least three (3) pricelists.

(2) In selecting the vest value item at the lowest overall cost (the price of the item plus administrative costs), the ordering activity may consider such factors as--

         (i) Special features on one item not provided by comparable items which are required in effective program performance;
         (ii)     Trade-in considerations;
         (iii) Probable life of the item selected as compared with that of a comparable item;
         (iv)     Warranty Conditions; and
         (v)      Maintenance availability.

(3) Give preference to the items of small business concerns when two or more items at the same delivered price will meet an ordering activity's needs.

c. MAS contractors will not be required to pass on to all schedule users a price reduction extended only to an individual agency for a specific order. There may be circumstances where an ordering activity finds it advantageous to request a price reduction, such as where the ordering activity finds that a schedule product is available elsewhere at a lower price, or where the quantity of an individual order clearly indicates the potential for obtaining a reduced price.

d. Ordering activities should document orders of $2500 or less by identifying the contractor the item was purchased from, the item purchased, and the amount paid. For orders over $2,500, MAS ordering files should be documented in accordance with internal agency practices. Agencies are encouraged to keep documentation to a minimum.

GENERAL TERMS AND CONDITIONS APPLICABLE TO PURCHASE (132-8), REPAIR SERVICE (132-18) AND REPAIR PARTS (132-19).

GENERAL PURPOSE COMMERCIAL AUTOMATIC DATA PROCESSING EQUIPMENT AND SOFTWARE

The following terms and conditions are applicable to all Special Item Numbers:

1. GEOGRAPHIC SCOPE OF CONTRACT.
The geographic scope of this contract is the 48 contiguous states, the District of Columbia, Elmendorf AFB, Eileson AFB, Alaska, and Oahu, Hawaii.

2. CONTRACTOR COMMITMENTS, WARRANTIES, AND REPRESENTATION

a. For the purpose of this contract, commitments, warranties, and representations include, in addition to those agreed to for the entire schedule contract:

(1) Time of Delivery/Installation quotations for individual orders;

(2) Technical representations and/or warranties of products concerning performance, total system performance and/or configuration, physical, design, and/or functional characteristics and capabilities of a product/equipment/service/software package submitted in response to requirements which result in orders under this schedule contract.

(3) Any representations and/or warranties concerning the products made in any literature, description, drawings, and/or specifications furnished by the contractor.

b. The above is not intended to enlarge the scope of this schedule contract for individual orders. Prices, options, terms and conditions of any orders are limited strictly to those specified in the schedule contract and pricelist and agreed to by GSA.

3. OVERSEAS ACTIVITIES

The terms and conditions of this contract shall apply to all orders for installation, maintenance and repair of equipment in areas listed in the pricelist outside the 48 contiguous states and the District of Columbia, except for the following modifications:

a. In place of an installation date for equipment, a shipping date shall be specified on the order.

b. The contractor agreed to promptly install all equipment, ready for use.

c. Upon request of the contractor, the Government may provide the contractor with logistics support, as available, in accordance with all applicable Government Regulations. Such Government support will only be provided on a reimbursable basis, and will only be provided to the contractor's technical personnel whose services are exclusively required for the fulfillment of the terms and conditions of this contract (Purchase, Maintenance, and Repair Service). This is subject to the terms and conditions found in section I.15 of this contract.

d. The contractor agrees to accept orders for repair of equipment, except for the following additions and modifications: NONE.

   TERMS AND CONDITIONS APPLICABLE TO PURCHASE OF GENERAL PURPOSE COMMERCIAL
            AUTOMATIC DATA PROCESSING EQUIPMENT (SPECIAL ITEM 1328)

1. MATERIAL AND WORKMANSHIP. All equipment furnished thereunder must be new and satisfactorily perform the function for which it is extended.

2. ORDER. A written order, EDI (GSA Advantage! And FACNET) and credit card orders shall be the only basis for purchase in accordance with the provisions of this contract. If time of delivery extends beyond the expiration date of the contract, the contractor will be obligated to meet the delivery and installation date specified in the original order. Written orders, EDI orders, credit card orders or, in the case of BPA's or BOA's, telephone orders are permissible.

3. TRANSPIRATION OF EQUIPMENT.

FOB DESTINATION. Prices cover delivery to destination of equipment to all CONUS locations and OCONUS APO addresses. For all other OCONUS locations, shipping charges may apply. Please contact your account manager at (301) 590-8100.

4. INSTALLATION AND TECHNICAL SERVICES

         a. INSTALLATION. When the equipment provided under this contract is not normally self-installable, the contractor's technical personnel shall be available to the Government at the Government's location to install the equipment, and train Government personnel in the use and maintenance of the equipment.

The charges for such services are $175.00 per hour.

         b. OPERATING AND MAINTENANCE MANUALS. The contractor shall furnish the Government with one (1) copy of all operating and maintenance manuals relating to the equipment being installed/purchased.

5. ACCEPTANCE

Equipment must operate in accordance with manufacturer's published specifications. The user agency should give the contractor a notice of acceptance or rejection within 30 days from receipt of the equipment. The Government is relieved if all risk of loss or damage prior to acceptance.

6. GUARANTEE

         a. The contractor will furnish on all IDP Products maintenance, machine adjustments, repairs, and parts at the Government's location for a period of one year. In addition, IDP has a 3 year limited warranty on its computer and notebook configurations. The first year includes on-site, parts and labor, and 48 hour response time for all CONUS locations as well as Elmendorf and Eileson AFB, Alaska, Oahu, Hawaii, and the OCONUS locations in attachment AA. On-site service will be available Monday through Friday, excluding US Federal Holidays, from 0800-1800 hrs. local time. IDP will provide, through our closest contracted depot facility, Mail Back/Carry In service for all other OCONUS locations. Years two and three of IDP's 3 year limited warranty for IDP systems, are depot and labor only. IDP will return the repaired or replaced unit within 5 business days. For a complete copy of our warranty conditions and limitations, please contact your account manager at (301) 590-8100.

         For additional manufacture warranties, see product list.

         b. All parts replaced during the guarantee period shall become the property of the contractor.

         c. Prior to the expiration of the gurantee period, whenever equipment is shipped for repair or mechanical replacement purposes, the contractor shall bear all costs, including, but not limited to, costs of packing, transportation, rigging, drayage, and insurance. This guarantee shall apply to the replacement machine from the date of its acceptance.

         d. When equipment is returned to the contractor's establishment for repairs, the contractor shall be responsible for any damage or loss from the time the equipment is removed from the Gvoernment's installation until equipment is returned to such installation.

         e. This guarantee does not apply if damage to the equipment is occasioned by fault or negligence of the Government.

         f. Inspection and repair of defective equipment under this guarantee will only be performed at the contractor's plant at:

         INTERNATIONAL DATA PRODUCTS, CORP.
         20 Firstfield Road
         Gaithersburg, MD 20878-1793
         (301) 590-8100

         and defective equipment will be repaired or replaced within 48 hours after receipt.

7. PURCHASE PRICE FOR ORDERED EQUIPMENT. The purchase price that the Government will be charged will be the Government price in effect at the time of order placement or the Government purchase price that is in effect on the installation date (or delivery date when installation is not applicable), whever is less.

8. TRADE IN OF INFORMATION TECHNOLOGY (FIP) EQUIPMENT

When an agency determines that Informaiton Technology (FIP) equipment will be replaced, the agency shall follow the contracting policies and procedures in the Federal Acquisition Regulation (FAR), the policies and procedures regarding Disposition of Information Technology Excess Personnel Property in the Federal Property Management Regulations (FPMR) (41 CFR 101-43.6), and the policies and procedures on exchange/sale contained in FPMR 41 CFR part 101-46.

        TERMS AND CONDITIONS APPLICABLE TO REPAIR SERVICE (SPECIAL ITEM 132-18) AND REPAIR PARTS (SPECIAL ITEM 132-19) FOR GENERAL PURPOSE COMMERCIAL AUTOMATIC DATA PROCESSING EQUIPMENT, WHEN REQUIRED SERVICE IS NOT COVERED BY GUARANTEE PROVISIONS

1. SERVICE AREAS

         a. The repair service rates listed herein are applicable to all of the 48 contiguous states, the District of Columbia, Elmendorf AFB, Eileson AFB, Alaska, Oahu, Hawaii, and the overseas locations listed in attachment AA. If any additional charge is to apply because of greater distance from the contractor's service locations, the mileage rate or other distance factor shall be stated in Paragraph 5.c.(3) of this Special Item 132.18.

         b. When repair services cannot be performed at the Government installation site, they will be performed at the contractor's plant(s) listed below:

         International Data Products, Corp.
         20 Firstfield Road
         Gaithersburg, Maryland 20878-1793
         ATTN: Service Dept.

2. ORDER

a. Agencies may use blanket purchase orders, individual purchase orders, or small order procedures for ordering repair service under this contract. Blanket purchase orders shall not exceed beyond the end of the contract period. Written orders, EDI orders, credit card orders or, in the case of BPA's or BOA's, telephone orders are permissible.

3. LOSS OR DAMAGES. When the contractor removes equipment to his establishment for repairs, the contractor shall be responsible for any damage or loss from the time the equipment is removed from the Government installation until it is returned to such installation.

4. RESPONSIBILITIES OF THE CONTRACTOR

    a. The contractor shall always be responsive to the Government's repair service needs. The contractor shall perform all repair services which are ordered by the Government during the contract term.

    b. The contractor's repair service personnel shall complete repairs as soon as possible after notification by the Government that service is required. Within the service areas, this normally should be done within 2 hours after notification.

    c. Only new, standard parts shall be used in effecting repairs. Parts which have been replaced shall remain the property of the Government except when the Government concludes that an appropriate allowance is obtained for such defective parts.

    d. GUARANTEE. All repair work will be unconditionally guaranteed for a period of ninety (90) calendar days.

5. REPAIR RATE PROVISIONS

    a. CHARGES. Charges for repair service will include the labor charge computed at the rates set forth below, for the time during which repairmen are actually engaged in work; and, when, applicable, the charge for travel or transportation.

    b. MULTIPLE MACHINES. When repairs are ordered by a Government agency on two or more machines located in one or more buildings within walking distance of each other, the charges will be computed from the time the repairman commences work on the first machine until the work is completed on the last machine. The time required to go from one machine to another, or one building to another, will consider actual work performance and chargeable to the Government, provided the time consumed in going between machines (or buildings) is reasonable.

    c. TRAVEL OR TRANSPORTATION

    (1) AT THE CONTRACTOR'S SHOP

    (a) When equipment is returned to the contractor's shop for adjustment or repairs which are not covered by the guarantee provision, the cost of transportation, packing, etc., from the Government location to the contractor's plant and return to the Government location shall be borne by the Government.

    (b) The Government should not return defective equipment to the contractor for adjustment and repairs or replacement without his prior consultation and instruction.

    (2) AT THE GOVERNMENT LOCATION. (Within Established Service Areas)

    When equipment is repaired at the Government location and repair rates are established for service areas or zone, the listed rates are applicable to any Government location within such service areas or zones. No extra charge, time or expense will be allowed for travel or transportation of repairmen or machines to or from the Government office such overhead is included in the repair service rates listed. (3) AT THE GOVERNMENT LOCATION. (Outside Established Service Areas)

    (a) The repair service rates listed for subparagraph (2) above apply except that a travel charge of $.31 per mile for repairmen will apply to the round-trip distance between the geographic limits of the the applicable service area and the Government location. Such charge will apply as an additional charge, but it will be limited to one round trip for each request that is made by the ordering activity for repair service regardless of whether repairs are performed at the Government location or at the contractor's shop.

    (b) When the overall travel charge computed at the above mileage rate is unreasonable, (considering time required for travel, actual and necessary TRANSPORTATION cost, and the allowable Government per diem rate for each night the repairman is required to remain overnight at the Government location) the Government shall have the option or reimbursing the contractor for actual cost, provided that the actual costs are reasonable and allowable. The contractor shall furnish the Government a report of travel performed and related expense incurred. The report shall include departure and arrival dates, times and the applicable mode of travel.

    d. LABOR RATES

    (1) REGULAR HOURS. The Regular Hours repair service rate listed herein shall entitle the Government to repair service during the period 8:00 a.m. to 5:00 p.m. Monday through Friday, exclusive of holidays observed at the Government location. There shall be no additional charge for repair service which was requested during Regular Hours but performed outside Regular Hours defined above, at the convenience of the contractor.

    (2) AFTER HOURS. When the Government requires that repair service be performed outside Regular Hours defined above, except Sundays and Holidays observed at the Government location, the After Hours repair service rates listed herein shall apply . The Regular Hours rate defined above shall apply when repair service is requested during Regular Hours but performed After Hours at the convenience of the contractor.

    (3) SUNDAY AND HOLIDAYS. When the Government requires that repair service be performed on Sundays and Holidays observed at the Government location, the Sunday and Holiday repair service rates listed herein shall apply. When repair service is requested to be performed during Regular Hours and/or After Hours but is performed at the convenience of the contractor on Sundays or Holidays observed at the Government location, the Regular Hours and/or After Hour repair service rates as applicable shall apply.

                              REPAIR SERVICE RATES

                              MINIMUM             REGULAR HRS.            AFTER HRS.               SAT/SUN
LOCATION                      CHARGE*              PER HOUR**             PER HOUR**              HOLIDAYS
---------------------  ---------------------  ---------------------  ---------------------  ---------------------
Contractor's.........  $180                   $90                    155.00                 $195.00
 Shop

Government...........  $230.00                $115.00                $215.00                $250.00
 Location
 (Within established
 service areas)
Government...........  $330.00                $180.00                $280.00                $380.00
 Location

                     (Outside established service areas)
             *Minimum charges include 2 full hours on the job.
   **Fractional Hours, at the end of the job, will be prorated to the nearest quarter hours.


6.  INVOICES AND PAYMENTS

    Invoices for repair service shall be submitted by the contractor as soon as possible after completion of the work. Payment under blanket purchase orders will be made quarterly or monthly except where cash payment procedures are used. Invoices shall be submitted separately to each government office ordering services under the contract. The cost of repair parts shall be shown as a separate item on the invoice and shall be priced in accordance with Special Item 132.19. PROMPT PAYMENT DISCOUNTS, IF APPLICABLE, SHALL BE SHOWN ON THE INVOICE.

                     REPAIR PARTS SPECIAL ITEM 132-19


1. PRICES. All parts, furnished as spares or as repair parts in connection with repair of equipment, shall be new standard parts manufactured by the equipment manufacturer. All parts shall be as spares or as repair parts in connection with repair of equipment manufacturer. All parts shall be furnished at prices as indicated in the contractor's commercial pricelist dated March 10, 1997 at a discount of 38-42% off our Commercial Price List.

2.   GUARANTEE.   All parts, furnished either as spares or repair parts in
connection with repair of equipment, will be unconditionally guaranteed for a period of one year.

                                ATTACHMENT AA

IDP'S OCONUS on-site service is limited to the following locations:

Belgium                        Nurnberg                       Taegu
Chievres AB                    Ramstein                       Tong du Chon
Florennes AB                   Schwabisch Gemund              Uijonbu
Shape HQ, Mons                 Schweinfurt                    Netherlands
Germany                        Spangdahlem                    Amsterdam
Ansbach                        Stuttgard                      Brunssum
Aschaffenburg                  Vilseck                        Rotterdam
Augsburg                       Wertheim                       Soesterberg
Baumholder                     Wildflecken                    The Hague
Bad Kreuznach                  Wiesbaden                      Okinawa
Bitburg                        Worms                          Camp Butler
Bremerhaven                    Wurzburg                       Camp Foster
Darmstadt                      Zweibrucken                    Kadena
Frankfurt                      Italy                          Panama
Fulda                          Livomo                         Corozon
Furth                          Leghorn                        Fort Clayton
Karlstadt                      Naples                         Howard AFB
Grafenwerth                    Rome                           Panama City
Giessen                        Vicenza                        United Kingdom
Goeppingen                     Japan                          Alconbury
Hanau                          Atsugi                         Croughton
Heidelberg                     Misawa                         Fairford
Hoenfiels                      Tokyo                          Greeham Commons
Illesheim                      Yokohama                       High Wycombe
Kaiserslautern                 Yokosuka                       London
Karlsruhe                      Korea                          Mildenhall
Mannheim                       Osan                           Oxford
Munich                         Pusan                          Uxbridge
Neu Ulm                        Seoul
                               Suwon

                             POINTS OF PRODUCTION
                               (ATTACHMENT BB)

International Products Corporation,            20 Firstfield Road Gaithersburg, MD20878-1793
  Corporation                                  Montgomery County (301) 590-8100

                                               Machete Industrial Park Bldg. T-0609-0-63
                                               Road 744, Km 1.1 Guayama, P.R.00785

ALR                                            ALR 9401 Jeronimo Road Irvine, CA92718 Orange
                                               County (714) 581-6770

Lexmark                                        Lexmark International, Inc. 740 New Circle
                                               Road, N.W. Lexington, KY40511 Fayette County
                                               (800) 258-8575
                                               Singpore
                                               Japan
                                               Denmark
                                               South Korea

Microdyne                                      Microdyne 1140 Ringwood Ct. San Jose, CA95131
                                               Santa Clara County (408) 432-1191

Sony                                           Sony Electronics Inc. Display Systems
                                               Manufacturing 16450 West Bernado Drive San
                                               Diego, CA91217-1804 San Diego County (619)
                                               673-2400
                                               Mexico
                                               Japan

STB                                            STB Systems, Inc. 1651 North Glenville Drive
                                               Richardson, TX75081 Dallas County (972)
                                               234-8750
                                               Mexico

5/6/97                INTERNATIONAL DATA PRODUCTS CORPORATION
                             GSA SCHEDULE PRECELIST
CAGE Code: 45815                  FCI-96-DL0001B

LR

CLIN #                   MANUFACTURER'S P/N          SERVER-PENTIUM PRO                        GSA PRICE
----------------  ---------------------------------  ---------------------------------   ---------------------
9003              74636001                           ALR Revolution QUAD6 Server Pent
                                                     200 MHz CPU 512k (expandable to 4
                                                     CPUs, 64 MB ECC RAM, 15 slots, 13
                                                     bays, 2 MB video, 3yr. On-site
                                                     warranty                                  $   7,711
9004              74636601-50                        ALR Revolution 6X6 Pent Pro 200
                                                     MHz 512k (exp. Up to 6 CPUS), 128
                                                     MB RAM, 12 slots, 14 bays, F/W
                                                     Ultra SCSI, 6X CD 2MB vid., 3
                                                     yr.on-site warranty-NT SERVER             $  14,739
CLIN #                   MANUFACTURER'S P/N          SERVER-UPGRADE PACKAGE GS                  GSA PRICE
----------------  ---------------------------------  ---------------------------------   ---------------------
9013              11910696                           ALR QUAD6 Revpack, additional
                                                     Pent Pro 200MHz,64 MB RAM, Ultra
                                                     SCSI RAID controller, 6 bay hot
                                                     swap cage, 6X CD-RM, redundant
                                                     power supply, 10/100 ethernet             $   2,980

IDP CORPORATION

CLIN #                           MANUFACTURER'S P/N            CDROM -- INTERNAL                GSA PRICE
---------------------------  ---------------------------  ---------------------------  ---------------------------
1035                         GSA1035                      12X SCSI CD-ROM drive --                $206
                                                          internal.
1036                         GSA1036                      12-20X SCSI CD-ROM drive --             $229
                                                          internal.
4820                         GSA4820                      8XIDE CD-ROM drive --                   $86
                                                          internal.
4822                         GSA4822                      16X IDE CD-ROM drive --                 $104
                                                          internal.

CLIN #                           MANUFACTURER'S P/N            HARD DRIVE--IDE                  GSA PRICE
---------------------------  ---------------------------  ---------------------------  ---------------------------
121                          GSA121                       1.6GB PC/AT IDE hard disk               $209
                                                          drive for IDP 500/600
                                                          Series Computers.
1020                         GSA1020                      2.1GB PC/AT IDE hard disk               $252
                                                          drive for IDP 500/600
                                                          Series Computers.
1030                         GSA1030                      3.2 GB PC/AT IDE hard disk              $361
                                                          drive for IDP 500/600
                                                          Series Computers.

CLIN #                           MANUFACTURER'S P/N           HARD DRIVE--SCSI                  GSA PRICE
---------------------------  ---------------------------  ---------------------------  ---------------------------
1021                         GSA1021                      2 GB SCSI hard disk drive.              $548
                                                          Does not include cable.
1022                         GSA1022                      4 GB SCSI hard disk drive.              $950
                                                          Does not include cable.
1023                         GSA1023                      9 GB SCSI hard disk drive.              $1,305
                                                          Does not include cable.

CLIN #                           MANUFACTURER'S P/N           MODEM-- EXTERNAL                  GSA PRICE
---------------------------  ---------------------------  ---------------------------  ---------------------------
1061                         GSA1061                      IDP's 33.6Kbps fax/ modem               $109
                                                          with internet kit --
                                                          external.
1063                         GSA1063                      IDP's 33.6Kbps fax/ modem               $161
                                                          with paging, voice mail,
                                                          and speakerphone
                                                          capabilities -- external.

CLIN #                           MANUFACTURER'S P/N           MODEM-- INTERNAL                  GSA PRICE
---------------------------  ---------------------------  ---------------------------  ---------------------------
1060                         GSA1060                      IDP's 56Kbps fax/ modem                 $90
                                                          with internet kit --
                                                          internal.
1062                         GSA1062                      IDP's 33 Kbps fax/ modem                $144
                                                          with paging, voice mail,
                                                          and speakerphone
                                                          capabilities -- internal.

CLIN #                           MANUFACTURER'S P/N           MONITOR--COLOR                    GSA PRICE
---------------------------  ---------------------------  ---------------------------  ---------------------------
6332                         GSA6332                      IDP 15" High-Res Digital                $250
                                                          Monitor, .28mm dot pitch,
                                                          up to 1280X1064/60Hz NI.
                                                          Energy Star, MPR-II.
6333                         GSA6333                      IDP 17" High-Res Digital                $456
                                                          Monitor, .28mm dot pitch,
                                                          up to 1280X1064/60Hz NI.
                                                          Energy Star, MPR-II.
6334                         GSA6334                      IDP 20" High-Res Digital                $1,044
                                                          Monitor, .28mm dot pitch,
                                                          up to 1600X1280/60Hz NI.
                                                          Energy Star, MPR-II.

CLIN #                           MANUFACTURER'S P/N       NOTEBOOK-- ACCESSORIES                GSA PRICE
---------------------------  ---------------------------  ---------------------------  ---------------------------
271                          GSAP271                      PC Card Token Ring Adapter.              $284
272                          GSAP272                      PC Card Ethernet 10/100 for              $180
                                                          10base and 100base-TX PC
                                                          Card Adapter (RJ45).
2201                         GSAP2201                     33.6Kbps PC Card Fax/ Modem              $154
                                                          with Cellular Capabilities.
2202                         GSAP2202                     Combo PC Card 10base-T,                  $299
                                                          33.6 modem, Flash ROM Card.
8532                         GSAP8532                     IDP's Microsoft compatible               $8
                                                          serial mouse.
8533                         GSAP8533                     IDP's Microsoft compatible               $8
                                                          PS2 mouse.


INT'L DATA PRODUCTS CORP., 20 FIRSTFIELD ROAD, GAITHERSBURG, MD 20878
301-590-8100

5/6/97
                   INTERNATIONAL DATA PRODUCTS CORPORATION
                            GSA SCHEDULE PRICELIST
                                FCI-96-DL0001B
CAGE Code: 45815

     8602  GSAP8602           IDP's Windows 95 keyboard.                                                      $      14
     9132  GSAP9132           Executive soft carrying case for notebook computers. Available at time of
                              system purchase only.                                                           $      48
     9133  GSAP9133           Hard shell carrying case for notebook computers and accessories. Available at
                              time of system purchase only.                                                   $      97
     9134  GSAP9134           Pressurized air NB/printer carrying case, w/shock absorbing air bag around
                              compartment & air padded shoulder strap. Available at time of system purchase.  $      72
    28253  GSAP28253          MPEG-1 PC Card for use with 560 Series Notebooks only. Produces full motion,
                              30 frames per second (FPS), MPEG video                                          $     215
    28311  GSAP28311          Battery charger for IDP 500CD/530/560/570/515 Series Notebooks. (Comes
                              complete with power source.) Available at time of system purchase only.         $      80
    28315  GSAP28315          Car adapter for IDP 500CD/530/560/570/515 Series Notebooks. Available at time
                              of system purchase only.                                                        $      42
    28320  GSAP28320          NiMH battery for IDP 500CD/530/560 and 515 Series Notebooks. Available at time
                              of system purchase only.                                                        $      72
    28321  GSAP28321          NiMH battery for IDP 570 Series Notebooks. Available at time of system
                              purchase only.                                                                  $      75
    51540  GSAP51540          External Floppy Disk Drive Pack for IDP 515 Series Notebooks.                   $      31

CLIN#     Manufacturer's P/N   NOTEBOOK -- COMPUTER                                                          GSA Price
3001       GSAP3001            IDP 530XD Notebook, 10.4" DSTN, 8MB, FDD, Sound, Batt., Adapt., Case,          $1,286
                               and operating system included. Add HDD & CPU.
3002       GSAP3002            IDP 530CD Notebook, 10.4" DSTN, 8MB, Fdd, 10X CD-ROM, Sound, Batt.,            $1,407
                               Adapt., Case, and operating system included. Add HDD & CPU.
3011       GSAP3011            IDP 530XD Notebook, 11.3" TFT, 8MB, FDD, Sound, Batt., Adapt., Case,           $1,745
                               and operating system included. Add HDD & CPU.
3012       GSAP3012            IDP 530CD Notebook, 11.3" TFT, 8MB, FDD, 10X CD-ROM, Sound, Batt.,             $1,866
                               Adapt., Case, Port Rep., and operating system included. Add HDD & CPU.
3150       GSAP3150            IDP 515 Notebook, 12.1'TFT, P133 CPU, 16MB, 256K, FDD, 1.4GB HDD, 6X           $2,999
                               CD-ROM, Batt., Adapt., Case, Port Rep., and operating system included.
3152       GSAP3152            IDP 515 Notebook, 12.1" TFT, P133 CPU, 16MB, 256K, FDD, 2.1GB HDD,             $3,120
                               Batt, Adapt., Case, Port Rep, and operating system included.
3603       GSAP3603            IDP 560CD Notebook, 12.1" DSTN, 8MB, 256K, FDD, 10X CD-ROM, Snd/TV Out,        $1,655
                               Batt, Adapt., Case, and operating system included. Add HDD & CPU.
3612       GSAP3612            IDP 560CD Notebook, 11.3" TFT, 8MB, 256K, FDD, 10X CD-ROM, Snd/TV Out,         $1,963
                               Batt, Adapt., Case, and operating system included. Add HDD & CPU.
3613       GSAP3613            IDP 560CD Notebook, 12.1" TFT, 8MB, 256K, FDD, 10X CD-ROM, Snd/TV Out,         $2,241
                               Batt, Adapt., Case, and operating system included. Add HDD & CPU.
3701       GSAP3701            IDP 570CD Modular Notebook, 12.1" DSTN, 16MB, FDD, 10X CD-ROM, Sound,          $1,839
                               Batt, Adapt., Case, and operating system included. Add HDD & CPU.
3711       GSAP3711            IDP 570CD Modular Notebook, 12.1" TFT, 16MB, FDD, 10X CD-ROM, Sound,           $2,493
                               Batt, Adapt., Case, and operating system included. Add HDD & CPU.


CLIN#     Manufacturer's P/N   NOTEBOOK -- CPU PENTIUM                                                   GSA Price

5241       GSAP5241            Pentium 133MHz CPU for IDP 530/560 Series Notebooks. Must be ordered           $162
                               with notebook.
18551      GSAP18551           Pentium 133MHz Mobile CPU and Daughter Card for IDP 570 Series                 $306
                               Notebooks. Must be ordered with notebook.
18552      GSAP18552           Pentium 150MHz Mobile CPU and Daughter Card for IDP 570 Series                 $362
                               Notebooks. Must be ordered with notebook.
18553      GSAP18553           Pentium 166MHz Mobile CPU and Daughter Card for IDP 570 Series                 $513
                               Notebooks. Must be ordered with notebook.

CLIN#     Manufacturer's P/N   NOTEBOOK -- DOCKING STATIONS                                              GSA Price
28300     GSAP28300            Docking station to be used with IDP 500CD/530/560 Series Notebooks.            $234
28301     GSAP28301            Docking station to be used with IDP 570 Series Notebooks.                      $345

INT'T DATA PRODUCTS CORP., 20 FIRSTFIELD ROAD, GAITHERSBURG, MD 20878
301-590-8100
                                       2

5/6/97
                   INTERNATIONAL DATA PRODUCTS CORPORATION
                            GSA SCHEDULE PRICELIST
                                FCI-96-DL0001B
CAGE Code: 45815

CLIN#     Manufacturer's P/N   NOTEBOOK -- HARD DRIVE                                                    GSA Price
28297     GSAP28297            1.4GB HDD for IDP 500CD/560 Series Notebooks. Includes removable                $258
                               adapter, cabling, and screws.
28298     GSAP28298            1.4GB HDD for IDP 530 Series Notebooks. Includes removable adapter,             $258
                               cabling, and screws.
28299     GSAP28299            1.4GB HDD for IDP 570 Series Notebooks. Includes removable adapter,             $258
                               cabling, and screws.
29801     GSAP29801            2.1GB HDD for IDP 500CD/560 Series Notebooks. Includes removable                $378
                               adapter, cabling, and screws.
29802     GSAP29802            2.1GB HDD for IDP 530 Series Notebooks. Includes removable adapter,             $378
                               cabling, and screws.
29803     GSAP29803            2.1GB HDD for IDP 570 Series Notebooks. Includes removable adapter,             $378
                               cabling, and screws.
29804     GSAP29804            2.1GB HDD for IDP 400/500 Series Notebooks. Includes removable adapter,         $378
                               cabling, and screws.
282984    GSAP28298-4          1.4GB HDD for IDP 400/500 Series Notebooks. Includes removable adapter,         $258
                               cabling, and screws.

CLIN#     Manufacturer's P/N   NOTEBOOK -- MEMORY                                                        GSA Price
2100      GSAP2100             4MB RAM to upgrade IDP 500CD/530/560 Series Notebooks, from base of 8MB          $25
                               to 12MB total memory.
2164      GSAP2164             64MB RAM (2x32MB modules) to upgrade IDP 560 Series Notebooks ONLY,              $504
                               from base of 8MB to 72MB total memory.
5160      GSAP5160             8MB 3.3volt 144pin SO DIMM modules to upgrade IDP 515/570 Series                 $58
                               Notebooks, from base of 16MB to 24MB total memory.
5161      GSAP5161             16MB 3.3volt 144pin SO DIMM modules to upgrade IDP 515/570 Series                $100
                               Notebooks, from base of 16MB to 32MB total memory.
5162      GSAP5162             32MB 3.3volt 144pin SO DIMM modules to upgrade IDP 515/570 Series                $420
                               Notebooks, from base of 16MB to 48MB total memory.
28280     GSAP28280            8MB RAM to upgrade IDP 500CD/530/560 Series Notebooks, from base of 8MB          $49
                               to 16MB total memory.
28290     GSAP28290            16MB RAM to upgrade IDP 500CD/530/560 Series Notebooks, from base of             $91
                               8MB to 24MB total memory.
28296     GSAP28296            32MB RAM (2x16MB modules) to upgrade IDP 500CD/530/560 Series                    $182
                               Notebooks, from base of 8MB to 40MB total memory.

CLIN#     Manufacturer's P/N   NOTEBOOK -- OPERATING SYSTEM                                              GSA Price
787       GSAP787              DOS/Windows for Workgroups for IDP's notebooks. Must be ordered with           $0
                               system.
788       GSAP788              Windows 95 for IDP's notebooks. Must be ordered with system.                   $0
789       GSAP789              Windows NT Workstation v4.0 for IDP's notebooks. Must be ordered with          $0
                               system.

CLIN#     Manufacturer's P/N   PC -- ACCESSORIES                                                         GSA Price
371       GSAP371              PCI Ultra SCSI Host Adapter Kit.                                             $263
372       GSAP372              ISA Fast SCSI Plug and Play Adapter Kit.                                     $141
373       GSAP373              PC Card Fast SCSI-2 Host Adapter Kit.                                        $171
1050      GSAP1050             Front Load Type III PC-Card reader for IDP 500/600 Series Computers.         $68
1071      GSAP1071             IDP's Multimedia Upgrade with two 8-watt speakers, 16-bit soundcard,         $167
                               and an 8X IDE CD-ROM.
1073      GSAP1073             IDP's Enhanced Multimedia Upgrade with two 8-watt speakers, 16-bit           $185
                               soundcard, and 16X IDE CD-ROM.
1550      GSAP1550             IDP's 6 Outlet Surge Protector. Available at time of system purchase         $8
                               only.
1551      GSAP1551             IDP's 8 Outlet Surge Protector. Available at time of system purchase         $54
                               only.
1552      GSAP1552             IDP's Uninterruptable Power Supply (UPS) -- 400 watts. Available at          $254
                               time of system purchase only.


INT'T DATA PRODUCTS CORP., 20 FIRSTFIELD ROAD, GAITHERSBURG, MD 20878
301-590-8100

                    INTERNATIONAL DATA PRODUCTS CORPORATION
                             GSA SCHEDULE PRICELIST
                                 FCI-96-DL0001B

  8532   GSA8532          IDP's Microsoft compatible serial mouse.                                                $8
  8602   GSA8602          IDP's Windows 95 keyboard                                                              $14

CLIN #  Manufacturer's P/N                               PC-- BUNDLE                                       GSA Price
 10000   GSA10000         IDP 500 Desktop, P166 CPU, 16MB, 512K, 1.6GB HDD, FDD, 2MB video,                   $1,189
                          8X CD-ROM, kybd/ mse ,Win95.
 20000   GSA2000          IDP 500 Desktop, P200 CPU, 32MB, 512K, 2.1GB HDD, FD, 2MB                           $1,397
                          video, 16X CD-ROM, kbyd/ mse, Win9.
 30000   GSA3000          IDP 600 Desktop, PP180 (256K) CPU, 32MB, 2.1GB HDD, FDD,                            $1,754
                          2MB video, 16X CD-ROM, kybd/ mse, NT.

CLIN # Manufacturer's P/N                  PC -- CPU PENTIUM                                               GSA Price
  1043   GSA1043          Intel Pentium Pro 180MHz (256K) CPU for IDP 600                                       $554
                          Series Computers. Must be ordered with system
  1044   GSA1044          Intel Pentium Pro 200MHz (256K) CPU for IDP 600                                       $687
                          Series Computers. Must be ordered with system.
  1046   GSA1046          Cyrix P150+ CPU for IDP 500 Series Computers.                                         $115
                          Must be ordered with system
  1047   GSA1047          Cyrix P166+ CPU for IDP 500 Series Computers.                                         $127
  5201   GSA5201          Intel Pentium 166MHz CPU for IDP 500 Series                                           $268
                          Computers. Must be ordered with system.
  5202   GSA5202          Intel Pentium 200MHz CPU for IDP 500 Series                                           $326
                          Computers. Must be ordered with system.
  5241   GSA5241          Intel Pentium 133MHz CPU for IDP 500 Series                                           $162
                          Computers. Must be ordered with system.
  5291   GSA5291          Intel Pentium 166MHz CPU with MMX for IDP 500                                         $352
  5292   GSA5292          Intel Pentium 200 MHz CPU with MMX for IDP 500                                        $633
                          Series Computers. Must be ordered with system.

CLIN #  Manufacturer's P/N PC -- MEMORY EXPANSION                                                          GSA Price
  5991   GSA5991          8MB 32-bit memory upgrade for IDP 500/600 Series                                       $60
                          Computers. (2X4MB) Must be installed when on GSA order.
  5992   GSA5992          16MB 32-bit memory upgrade for IDP 500/600 Series                                      $91
                          Computers. (2X8MB) Must be installed when on GSA order.
  5993   GSA5993          32MB 32-bit memory upgrade for IDP 500/600 Series                                     $180
                          Computers. (2X16MB) Must be installed when on GSA order.
  5994   GSA5994          8MB 36-bit parity memory. (2 X 4MB SIMM) Must be                                       $67
                          ordered with computer
  5995   GSA5995          16MB 36-bit parity memory. (2 X 8MB SIMM) Must be                                     $130
                          ordered with computer.
  5996   GSA5996          32MB 36-bit parity memory.#(2 X 16MB SIMM) Must be                                    $228
                          ordered with computer.

CLIN #  Manufacturer's P/N                              PC -- OPERATING SYSTEM                            GSA Price
   787   GSA787           DOS/ Windows for Workgroups for IDP 500/600 Series                                      $0
                          Computers. Must be ordered with system.
   788   GSA788           Windows 95 for IDP 500/600 Series Computers. Must be                                    $0
                          ordered with system.
   789   GSA789           Windows NT Workstation v4.0 for IDP 500/600 Series                                      $0
                          Computers. Must be ordered with system.

CLIN #  Manufacturer's P/N                              PC -- PENTIUM DESKTOP                             GSA Price
  4010   GSA4010          IDP 500 Desktop, 512K, FDD, 2MB video, keyboard, mouse                                $535
                          and operating system included. Add HDD & CPU & RAM.

CLIN #  Manufacturer's P/N                             PC -- PENTIUM MINITOWER                            GSA Price


     INT'L DATA PRODUCTS CORP., 20 FIRSTFIELD ROAD, GAITHERSBURG, MD 20878
                                  301-590-8100
                                       4

                    INTERNATIONAL DATA PRODUCTS CORPORATION
                             GSA SCHEDULE PRICELIST
                                 FCI-96-DL0001B

  4011   GSA4011          IDP 500 Mini Tower, 512K, FDD 2MB video, keyboard, mouse                              $537
                          and operating system included. Add HDD & CPU & RAM.

CLIN #  Manufacturer's P/N                            PC -- PENTIUM PRO DESKTOP                           GSA Price
  4416   GSA4416          IDP 600 Desktop, FDD, 2MB video, keyboard, mouse, and                                 $664
                          operating system included. Add HDD & CPU & RAM.

CLIN #  Manufacturer's P/N                             PC -- PENTIUM PRO TOWER                            GSA Price
  4415   GSA4415          IDP 600 Tower, FDD, 2MB video, keyboard, mouse, and                                   $700
                          operating system included. Add HDD & CPU. & RAM

CLIN #  Manufacturer's P/N                               PC -- PENTIUM TOWER                              GSA Price
  4012   GSA4012          IDP 500 Tower, 512K, FDD 2MB video, keyboard, mouse, and                              $572
                          operating system included. Add HDD & CPU. & RAM

CLIN #  Manufacturer's P/N                                  PC -- UPGRADES                                GSA Price
  1070   GSA1070          16-bit wavetable soundcard for IDP 500/600 Series                                      $35
                          Computers.
  1075   GSA1075          Upgrade to 64-bit bit 3D 4MB video card for IDP 500/600                                $95
                          Series Computers. At time of system purchase only.

CLIN#  Manufacturer's P/N                              PRINTER -- DOT MATRIX                               GSA Price
   807   2391003          2391 Plus, 24 pin Dot Matric Printer, 360x360 dpi, up to 300cps FastDraft             $459
                          mode, 64K print buffer, Energy Star. 2 yr. carry-in express warranty.
   804   11A6000          4227, 9 pin Dot Matrix Printer, 240x144 dpi, up to 533 cps FastDraft mode.          $1,248
                          60K print buffer. 1 yr. on-site express warranty.

CLIN#  Manufacturer's P/N                                PRINTER -- INKJET                                GSA Price
   804   4090001          Color JetPrinter 2070 Printer, 600x600 dpi, up to 7ppm black                          $329
                          draft, 4ppm color draft, Energy Star. 1 yr carry-in express warranty.

CLIN#  Manufacturer's P/N                                 PRINTER -- LASER                                GSA Price
   800   15A1300          Optra Lxn+ Laser Printer, 8MB memory, 25MHz AMD RISC                                $2,192
                          processor, 16ppm at 300x600 dpi, 500-sheet input, Energy
                          Star. 1 yr on-site express warranty.
   801   4049-LM0         Optra Lx+ Laser Printer, 4MB memory, 25MHz AMD RISC                                 $1,818
                          processor, 16ppm at 300x600 dpi, 500-sheet input, Energy
                          Star. 1 yr on-site express warranty.
   802   15A1000          Optra R+ Laser Printer, 4MB memory, 25MHz AMD RISC processor,                       $1,230
                          16ppm at 300x600 dpi, 200-sheet input, Energy Star. 1 yr.
                          carry-in express warranty.
   803   403910P          4039 10plus Laser Printer, 2MB memory, 16MHz AMD RISC                               $1,016
                          processor, 10ppm at 300x600 dpi, 200-sheet input, Energy
                          Star. 1 yr carry-in express warranty
   809   11A9000          Optra N Laser Printer (Optra N 240), 4MB memory, 50MHz Intel                        $2,645
                          i960 processor, 24ppm at 300x600 dpi, two 500-sheet input,
                          Energy Star. 1 yr. on-site

MICRODYNE
CLIN#  Manufacturer's P/N                               NETWORK -- ETHERNET                               GSA Price
   192   883-003500-001   NE2500 plus, full-duplex, PNP ISA Ethernet Card.                                       $68
   193   883-005700-001   NE5500plus, 32-bit 10baseT/2 Combo PCI Ethernet Card.                                  $76
   195   883-105001-001   NE10/100, 32-bit 10/100baseT/2 Combo PCI Ethernet Card                                 $80

CLIN#  Manufacturer's P/N                                   NETWORK- HUB                                  GSA Price
  1911   9906106-100      EH-106 Eagle Century Hub 100Mbps 6-port.                                              $645
  1912   9906112-200      EHS-112 Eagle Stack Century Hub 100Mbps 12-port                                     $1,293


     INT'L DATA PRODUCTS CORP., 20 FIRSTFIELD ROAD, GAITHERSBURG, MD 20878
                                  301-590-8100
                                       5

                    INTERNATIONAL DATA PRODUCTS CORPORATION
                             GSA SCHEDULE PRICELIST
                                 FCI-96-DL0001B

  1913   9906115-200      EHS-115 Eagle Stack 100Mbps SNMP Management Module                                    $912

CLIN#  Manufacturer's P/N                               NETWORK -- MICROHUB                               GSA Price

  1914   9906008-10       EH-8, 8-port 10Base-T Eagle MicroHub (BNC, RJ-45)                                      $98
  1915   9906012-10       EH-12, 12-port 10Base-T Eagle MicroHub (BNC, RJ-45)                                   $144
  1916   9906024-10       EH-24, 24-port 10Base-T Eagle MicroHub (BNC, RJ-45)                                   $266
  1917   9906008-12       EH-8, 8-port 10Base-T Eagle MicroHub (BNC, RJ-45) Euro.                               $106
  1918   9906012-12       EH-12, 12-port 10 Base-T Eagle MicroHub (CBNC, RJ-45) Euro                            $152
  1919   9906024-12       EH-24, 24-port 10Base-T Eagle MicroHub (BNC, RJ-45) Euro.                             $274

CLIN#  Manufacturer's P/N                                NETWORK -- SWITCH                                GSA Price
  1921   9907041-001      ES 4+100 Eagle Switch.                                                              $1,293
  1922   9907044-001      ES 4X4 Eagle Switch.                                                                $1.980

CLIN#  Manufacturer's P/N                              NETWORK -- TOKEN RING                              GSA Price
   197   032001           Token Ring IRMAtrac 4/16 PCI Twisted Pair Adapter                                     $213
   198   009163-1         Token Ring IRMAtrac 4/16 Fiber Optic ISA/ MCAAdapter                                  $597

CLIN#  Manufacturer's P/N                                PCMCIA -- NETWORK                                GSA Price
   199   883-002967-001   NE4200 -- Ethernet PCMCIA Adapter (BNC and RJ45).                                     $106

SONY
CLIN#  Manufacturer's P/N                                  DIGITAL CAMERA                                 GSA Price
   533   4DSC-F1          Digital Still Camera, Color 1.8 LCD Screen, 4MB int.                                  $776
                          flash RAM (stores 180 images), 640x480 pixels, wireless (infrared)
                          & serial PC/ MAC connectivity.

CLIN#  Manufacturer's P/N                                 MONITOR -- COLOR                                GSA Price

   533   GDM-17SE2T       High-End 17 Trinitron CRT (16 viewable) 1600X1200 @                                   $839
                          60Hz PC and 1280X1024 @ 75Hz MAC resolution -- Energy Star.
   536   GDM-20SE2T       High-End 20 Trinitron CRT (19 viewable) Multiscan                                   $1,828
                          Graphic Display with 1600X1200 @ 75Hz PC and 1280x1024 @ 75Hz MAC resolution -- Energy Star
   539   CPD-200SF        17 Trinitron CRT (15.9 viewable) Multiscan Graphic                                    $746
                          Display with 1280x1024 @ 75Hz PC and 1152x870 @ 75Hz MAC resolution
                          -- Energy Star.
  5331   CPD-100SF        15 Trinitron CRT (13.9 viewable) Multiscan Graphic                                    $393
                          Display with 1280x1024 @ 60Hz PC and 1024x768 @ 75Hz MAC resolution
                          -- Energy Star.
  5332   CPD-300SFT       20 Trinitron CRT (19 viewable) Multiscan                                            $1,572
                          Graphic Display with 1280x1024 @ 80Hz PC and 1280x1024 @ 75Hz MAC resolution
                          -- Energy Star.
  5333   GDM-W900         24 Trinitron CRT (22.5 viewable) Multiscan Graphic                                  $4,289
                          Display supports resolutions up to 1920x1200 @ 76Hz.

CLIN#  Manufacturer's P/N                                  PHOTO PRINTER                                  GSA Price
  5335   DPP-M55          Digital Color Photo Printer for high quality                                          $456
                          pictures, uses VP standard 5.5x3.9 paper, 70pps, wireless connectivity to
                          Sony's Digital Camera.

STB
CLIN#  Manufacturer's P/N                               GRAPHIC ACCELERATOR                               GSA Price
   547   LTS32            STB LTS32 Lightspeed 128 2.25MB, 128-bit Graphic                                       $88
                          Accelerator
   549   V3C38            STB V3C38 Velocity 3D, 64-bit 8MB Graphic                                             $264
                          Accelerator.
   550   V3X34            STB V3X34 Velocity 3D, 64-bit 4MB Graphic Accelerator                                 $176
   551   N3R34            STB V3R34 Nitro 3D, 64-bit 4MB Multimedia                                             $132
                          Accelerator.


     INT'L DATA PRODUCTS CORP., 20 FIRSTFIELD ROAD, GAITHERSBURG, MD 20878
                                  301-590-8100
                                       6

                        INTERNATIONAL DATA PRODUCTS CORPORATION
                                  COMMERCIAL PRICELIST

                                                                                                          MANUFACTURER
     CLIN#                                         CDROM -- INTERNAL                                      LIST PRICE
      1035   12X SCSI CD-ROM drive -- internal                                                              $     358
      1036   12-20X-SCSI CD-ROM drive -- internal.                                                          $     398
      4820   8X IDE CD-ROM drive -- internal                                                                $     150
      4822   16X IDE CD-ROM drive -- internal.                                                              $     180


                                                                                                          MANUFACTURER
     CLIN#                                         HARD DRIVE -- IDE                                      LIST PRICE
       121   1.6GB PC/AT IDE hard disk drive for IDP 500/600 Series Computers.                              $     360
      1020   2.1GB PC/AT IDE hard disk drive for IDP 500/600 Series Computers.                              $     435
      1030   3.2 GB PC/AT IDE hard disk drive for IDP 500/600 Series Computers.                             $     622


                                                                                                          MANUFACTURER
     CLIN#                                         HARD DRIVE -- SCSI                                     LIST PRICE
      1021   2 GB SCSI hard disk drive. Does not include cable.                                            $     944
      1022   4 GB SCSI hard disk drive. Does not include cable.                                            $   1,638
      1023   9 GB SCSI hard disk drive. Does not include cable.                                            $   2,250

                                                                                                          MANUFACTURER
     CLIN#                                          MODEM -- EXTERNAL                                     LIST PRICE
      1061   IDP's 33.6Kbps fax/modem with internet kit -- external.                                        $     190
      1063   IDP's 33.6Kbps fax/modem with paging, voice mail, and speakerphone capabilities --             $     280
             external.

                                                                                                          MANUFACTURER
     CLIN#                                          MODEM -- INTERNAL                                     LIST PRICE
      1060   IDP's 56Kbps fax/modem with internet kit -- internal.                                          $     156
      1062   IDP's 33.6Kbps fax/modem with paging, voice mail, and speakerphone capabilities --             $     250
             external.

                                                                                                          MANUFACTURER
     CLIN#                                          MONITOR -- COLOR                                      LIST PRICE
      6332   IDP 15 High-Res Digital Monitor, .28mm dot pitch, up to 1280x1064/60Hz NI. Energy Star,       $     416
             MPR-II.
      6333   IDP 17 High-Res Digital Monitor .28mm dot pitch, up to 1280x1064/60Hz NI. Energy Star,        $     760
             MPR-II.
      6334   IDP 20 High-Res Digital Monitor .28mm dot pitch, up to 1600x1280/60 Hz NI. Energy Star,       $   1,740
             MPR-II.

                                                                                                          MANUFACTURER
     CLIN#                                     NOTEBOOK -- ACCESSORIES                                    LIST PRICE
       271   PC Card Token Ring Adapter                                                                     $     474
       272   PC Card Ethernet 10/100 for 10base-T and 100base-TX PC Card Adapter (RJ45)                     $     300
      2201   33.6Kbps PC Card Fax/Modem with Cellular Capabilities.                                         $     256
      2202   Combo PC Card 10base-T, 33.6 modem, Flash ROM Card.                                            $     498
      8532   IDP's Microsoft compatible serial mouse.                                                       $      14
      8533   IDP's Microsoft compatible PS2 mouse.                                                          $      14
      8602   IDP's Windows 95 keyboard.                                                                     $      24
      9132   Executive soft carrying case for notebook computers. Available at time of system               $      80
             purchase only.
      9133   Hard shell carrying case for notebook computers and accessories. Available at time of          $     161
             system purchase only.
      9134   Pressurized air NB/printer carrying case, w/shock absorbing air bag around compartment &       $     120
             air padded shoulder strap. Available at time of system purchase.
     28253   MPEG-1 PC Card for use with 560 Series Notebooks only. Produces full motion, 30 frames per     $     358


    INT'L DATA PRODUCTS CORP., 20 FIRSTFIELD RAOD, GAITHERSBURG, MD 20878
                                  301-590-8100

                        INTERNATIONAL DATA PRODUCTS CORPORATION
                                  COMMERCIAL PRICELIST

             second (FPS), MPEG video

     28311   Battery charger for IDP 500CD/530/560/570/515 Series Notebooks. (Comes complete with power     $     133
             source.) Available at time of system purchase only.
     28315   Car adapter for IDP 500CD/530/560/570/515 Series Notebooks. Available at time of system        $      70
             purchase only.
     28320   NiMH battery for IDP 500CD/530/560 and 515 Series Notebooks. Available at time of system       $     120
             purchase only.
     28321   NiMH battery for IDP 570 Series Notebooks. Available at time of system purchase only.          $     126
     51540   External Floppy Disk Drive Pack for IDP 515 Series Notebooks.                                  $      52

                                                                                                          MANUFACTURER
     CLIN#                                        NOTEBOOK -- COMPUTER                                    LIST PRICE
      3001   IDP 530XD Notebook, 10.4 DSTN, 8MB, FDD, Sound, Batt., Adapt., Case, and operating system     $   2,125
             included. Add HDD & CPU.
      3002   IDP 530CD Notebook, 10.4 DSTN, 8MB, Fdd, 10X CD-ROM, Sound, Batt., Adapt., Case, and          $   2,325
             operating system included. Add HDD & CPU.
      3011   IDP 530XD Notebook, 11.3 TFT, 8MB, FDD, Sound, Batt., Adapt., Case, and operating system      $   2,885
             included. Add HDD & CPU.
      3012   IDP 530CD Notebook, 11.3 TFT, 8MB, FDD, 10X CD-ROM, Sound, Batt., Adapt., Case, Port Rep.,    $   3,085
             and operating system included. Add HDD & CPU.
      3150   IDP 515 Notebook, 12.1TFT, P133 CPU, 16MB, 256K, FDD, 1.4GB HDD, 6X CD-ROM, Batt., Adapt.,    $   4,957
             Case, Port Rep., and operating system included.
      3152   IDP 515 Notebook, 12.1 TFT, P133 CPU, 16MB, 256K, FDD, 2.1GB HDD, Batt, Adapt., Case, Port    $   5,157
             Rep, and operating system included.
      3603   IDP 560CD Notebook, 12.1 DSTN, 8MB, 256K, FDD, 10X CD-ROM, Snd/TV Out, Batt, Adapt., Case,    $   2,735
             and operating system included. Add HDD & CPU.
      3612   IDP 560CD Notebook, 11.3 TFT, 8MB, 256K, FDD, 10X CD-ROM, Snd/TV Out, Batt, Adapt., Case,     $   3,245
             and operating system included. Add HDD & CPU.
      3613   IDP 560CD Notebook, 12.1 TFT, 8MB, 256K, FDD, 10X CD-ROM, Snd/TV Out, Batt, Adapt., Case,     $   3,705
             and operating system included. Add HDD & CPU.
      3701   IDP 570CD Modular Notebook, 12.1 DSTN, 16MB, FDD, 10X CD-ROM, Sound, Batt, Adapt., Case,      $   3,040
             and operating system included. Add HDD & CPU.
      3711   IDP 570CD Modular Notebook, 12.1 TFT, 16MB, FDD, 10X CD-ROM, Sound, Batt, Adapt., Case,       $   4,120
             and operating system included. Add HDD & CPU.

                                                                                                          MANUFACTURER
     CLIN#                                       NOTEBOOK -- CPU PENTIUM                                  LIST PRICE
      5241   Pentium 133MHz CPU for IDP 530/560 Series Notebooks. Must be ordered with notebook.            $     267
     18551   Pentium 133MHz Mobile CPU and Daughter Card for IDP 570 Series Notebooks. Must be ordered      $     506
             with notebook.
     18552   Pentium 150MHz Mobile CPU and Daughter Card for IDP 570 Series Notebooks. Must be ordered      $     598
             with notebook.
     18553   Pentium 166MHz Mobile CPU and Daughter Card for IDP 570 Series Notebooks. Must be ordered      $     848
             with notebook.

                                                                                                          MANUFACTURER
     CLIN#                                    NOTEBOOK -- DOCKING STATIONS                                LIST PRICE
     28300   Docking station to be used with IDP 500CD/530/560 Series Notebooks.                            $     407
     28301   Docking station to be used with IDP 570 Series Notebooks.                                      $     600

                                                                                                          MANUFACTURER
     CLIN#                                       NOTEBOOK -- HARD DRIVE                                   LIST PRICE
     28297   1.4GB HDD for IDP 500CD/560 Series Notebooks. Includes removable adapter, cabling, and         $     430
             screws.
     28298   1.4GB HDD for IDP 530 Series Notebooks. Includes removable adapter, cabling, and screws.       $     430

    INT'L DATA PRODUCTS CORP., 20 FIRSTFIELD RAOD, GAITHERSBURG, MD 20878
                                  301-590-8100

                       INTERNATIONAL DATA PRODUCTS CORPORATION
                              COMMERCIAL PRICELIST

                                                                                                            MANUFACTURER
     CLIN#                                      NOTEBOOK -- HARD DRIVE                                       LIST PRICE

     28299   1.4GB HDD for IDP 570 Series Notebooks. Includes removable adapter, cabling, and screws.         $     430
     29801   2.1GB HDD for IDP 500CD/560 Series Notebooks. Includes removable adapter, cabling, and
             screws.                                                                                          $     630
     29802   2.1GB HDD for IDP 530 Series Notebooks. Includes removable adapter, cabling, and screws.         $     630
     29803   2.1GB HDD for IDP 570 Series Notebooks. Includes removable adapter, cabling, and screws.         $     630
     29804   2.1GB HDD for IDP 400/500 Series Notebooks. Includes removable adapter, cabling, and screws.     $     630
    282984   1.4GB HDD for IDP 400/500 Series Notebooks. Includes removable adapter, cabling, and screws.     $     430

                                                                                                              MANUFACTURER
      CLIN                                         #NOTEBOOK -- MEMORY                                         LIST PRICE

      2100   4MB RAM to upgrade IDP 500CD/530/560 Series Notebooks, from base of 8MB to 12MB total memory.      $      42
      2164   64MB RAM (2x32MB modules) to upgrade IDP 560 Series Notebooks ONLY, from base of 8MB to 72MB
             total memory.                                                                                      $     840
      5160   8MB 3.3volt 144pin SO DIMM modules to upgrade IDP 515/570 Series Notebooks, from base of 16MB
             to 24MB total memory.                                                                              $      96
      5161   16MB 3.3volt 144pin SO DIMM modules to upgrade IDP 515/570 Series Notebooks, from base of 16MB
             to 32MB total memory.                                                                              $     166
      5162   32MB 3.3volt 144pin SO DIMM modules to upgrade IDP 515/570 Series Notebooks, from base of 16MB
             to 48MB total memory.                                                                              $     700
     28280   8MB RAM to upgrade IDP 500CD/530/560 Series Notebooks, from base of 8MB to 16MB total memory.      $      82
     28290   16MB RAM to upgrade IDP 500CD/530/560 Series Notebooks, from base of 8MB to 24MB total memory.     $     152
     28296   32MB RAM (2x16MB modules) to upgrade IDP 500CD/530/560 Series Notebooks, from base of 8MB to
             40MB total memory.                                                                                 $     304


                                                                                                              MANUFACTURER
      CLIN#                          NOTEBOOK -- OPERATING SYSTEM                                              LIST PRICE
        787    DOS/Windows for Workgroups for IDP's notebooks. Must be ordered with system.                     $       0
        788    Windows 95 for IDP's notebooks. Must be ordered with system.                                     $       0
        789    Windows NT Workstation v4.0 for IDP's notebooks. Must be ordered with system.                    $       0

                                                                                                            MANUFACTURER
     CLIN#                                         PC -- ACCESSORIES                                         LIST PRICE

       371   PCI Ultra SCSI Host Adapter Kit.                                                                 $     458
       372   ISA Fast SCSI Plug and Play Adapter Kit.                                                         $     245
       373   PC Card Fast SCSI-2 Host Adapter Kit.                                                            $     298
      1050   Front Load Type III PC-Card reader for IDP 500/600 Series Computers.                             $     118
      1071   IDP's Multimedia Upgrade with two 8-watt speakers, 16-bit soundcard, and an 8X IDE CD-ROM.       $     291
      1073   IDP's Enhanced Multimedia Upgrade with two 8-watt speakers, 16-bit soundcard, and 16X IDE
             CD-ROM.                                                                                          $     321
      1550   IDP's 6 Outlet Surge Protector. Available at time of system purchase only.                       $      13
      1551   IDP's 8 Outlet Surge Protector. Available at time of system purchase only.                       $      94
      1552   IDP's Uninterruptable Power Supply (UPS) -- 400 watts. Available at time of system purchase
             only.                                                                                            $     442
      8532   IDP's Microsoft compatible serial mouse.                                                         $      14
      8602   IDP's Windows 95 keyboard.                                                                       $      24

                                                                                                            MANUFACTURER
     CLIN#                                           PC -- BUNDLE                                            LIST PRICE


                       INTERNATIONAL DATA PRODUCTS CORPORATION
                              COMMERCIAL PRICELIST


     10000   IDP 500 Desktop, P166 CPU, 16MB, 512K, 1.6GB HDD, FDD, 2MB video, 8X CD-ROM, Kybd/mse, Win95.    $   1,989
     20000   IDP 500 Desktop, P200 CPU, 32MB, 512K, 2.1GB HDD, FDD, 2MB video, 16X CD-ROM, Kybd/mse,
             Win95.                                                                                           $   2,339
     30000   IDP 600 Desktop, P180 (256K) CPU, 32MB, 2.1GB HDD, FDD, 2MB video, 16X CD-ROM, Kybd/mse, NT.     $   2,929

                                                                                                          MANUFACTURER
     CLIN#                                       PC -- CPU PENTIUM                                         LIST PRICE

      1043   Intel Pentium Pro 180MHz (256K) CPU for IDP 600 Series Computers. Must be ordered with
             system.                                                                                        $     916
      1044   Intel Pentium Pro 200MHz (256K) CPU for IDP 600 Series Computers. Must be ordered with
             system.                                                                                        $   1,136
      1046   Cyrix P150+ CPU for IDP 500 Series Computers. Must be ordered with system.                     $     190
      1047   Cyrix P166+ CPU for IDP 500 Series Computers. Must be ordered with system.                     $     210
      5201   Intel Pentium 166MHz CPU for IDP 500 Series Computers. Must be ordered with system.            $     442
      5202   Intel Pentium 200MHz CPU for IDP 500 Series Computers. Must be ordered with system.            $     539
      5241   Intel Pentium 133MHz CPU for IDP 500 Series Computers. Must be ordered with system.            $     267
      5291   Intel Pentium 166MHz CPU with MMX for IDP 500 Series Computers. Must be ordered with
             system.                                                                                        $     581
      5292   Intel Pentium 200MHz CPU with MMX for IDP 500 Series Computers. Must be ordered with
             system.                                                                                        $   1,046

                                                                                                            MANUFACTURER
     CLIN#                                      PC -- MEMORY EXPANSION                                       LIST PRICE

      5991   8MB 32-bit memory upgrade for IDP 500/600 Series Computers. (2X4MB) Must be installed when on
             GSA order.                                                                                       $     100
      5992   16MB 32-bit memory upgrade for IDP 500/600 Series Computers. (2X8MB) Must be installed when
             on GSA order.                                                                                    $     152
      5993   32MB 32-bit memory upgrade for IDP 500/600 Series Computers. (2X16MB) Must be installed when
             on GSA order.                                                                                    $     300
      5994   8MB 36-bit parity memory. (2X4MB SIMM) Must be ordered with computer.                            $     112
      5995   16MB 36-bit parity memory. (2X8MB SIMM) Must be ordered with computer.                           $     216
      5996   32MB 36-bit parity memory. (2X16MB SIMM) Must be ordered with computer.                          $     380

                                                                                                              MANUFACTURER
      CLIN#                                      PC -- OPERATING SYSTEM                                        LIST PRICE

        787    DOS/Windows for Workgroups for IDP 500/600 Series Computers. Must be ordered with system.        $       0
        788    Windows 95 for 500/600 Series Computers. Must be ordered with system.                            $       0
        789    Windows NT Workstation v4.0 for IDP 500/600 Series Computers. Must be ordered with system.       $       0

                                                                                                           MANUFACTURER
     CLIN#                                     PC -- PENTIUM DESKTOP                                        LIST PRICE

      4010   IDP 500 Desktop, 512K, FDD, 2MB video, keyboard, mouse, and operating system included. Add
             HDD, CPU, & RAM.                                                                                $     885

                                                                                                           MANUFACTURER
     CLIN#                                    PC -- PENTIUM MINITOWER                                       LIST PRICE

      4011   IDP 500 Minitower, 512K, FDD, 2MB video, keyboard, mouse, and operating system included.
             Add HDD, CPU, & RAM.                                                                            $     888

                                                                                                          MANUFACTURER
     CLIN#                                   PC -- PENTIUM PRO DESKTOP                                     LIST PRICE


                       INTERNATIONAL DATA PRODUCTS CORPORATION
                              COMMERCIAL PRICELIST


      4416   IDP 600 Desktop, FDD, 2MB video, keyboard, mouse, and operating system included. Add HDD,
             CPU, & RAM.                                                                                    $   1,098


                                                                                                          MANUFACTURER
     CLIN#                                        PC -- PRO TOWER                                          LIST PRICE

      4415   IDP 600 Tower, FDD, 2MB video, keyboard, mouse, and operating system included. Add HDD,
             CPU, & RAM.                                                                                    $   1,158

                                                                                                            MANUFACTURER
     CLIN#                                        PC -- PENTIUM TOWER                                        LIST PRICE

      4012   IDP 500 Tower, 512K, FDD, 2MB video, keyboard, mouse, and operating system included. Add HDD,
             CPU, & RAM.                                                                                      $     946

                                                                                                           MANUFACTURER
     CLIN#                                         PC -- UPGRADES                                           LIST PRICE

      1070   16-bit wavetable soundcard for IDP 500/600 Series Computers.                                    $      60
      1075   Upgrade to 64-bit 3D 4MB video card for IDP 500/600 Series Computers. At time of system
             purchase only.                                                                                  $     165

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